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                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT, dated as of April 3, 1997, between Transmedia Europe, Inc. and Transmedia Asia Pacific, Inc., each Delaware corporations (collectively, the Buyer" and references to "Buyer" shall mean either or both of them as the context may allow), having an address at 11 St. James's Square, London SW1Y4LB England and Christopher E.C. Radbone, an individual (the "Seller"), having an address at 19 Calonne Road, Wimbledon, London SW19 5HH.

         WHEREAS, the Buyer and the Seller have entered into an Agreement dated as of March __, 1997 (the "Purchase Agreement;" all capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement); and

         WHEREAS, as a condition to the closing under the Purchase Agreement the Buyer has agreed to register the Asia Shares and the Europe Shares (hereinafter referred to as the "Sellers Shares" which term shall mean either or both of them as the context may allow), pursuant to the terms of this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto mutually agree as follows:

         1.       Registration of the Shares.

                  (a) If, at any time commencing after the date of this Agreement and expiring three (3) years thereafter, the Buyer proposes to file a registration statement or statements under the Securities Act of 1933 (the "Act") for sale of Buyer shares for cash (other than in connection with a merger or pursuant to Form S-4, Form S-8 or their successor forms, it will give written notice, at least forty five (45) days prior to the filing of each such registration statement, to the Seller of its intention to do so. If the Seller notifies the Buyer in writing within twenty (20) business days after receipt of any such notice of his desire to include the Seller Shares or any of them in such proposed registration statement, the Buyer shall afford the Seller the opportunity to have the Seller Shares registered under such registration statement; provided, however, that in the case of an underwritten offering, if the Buyer notifies the Seller in writing that the managing underwriter has notified the Buyer that the inclusion in the registration statement of any portion of the Seller Shares would have an adverse effect on such underwritten offering, then the managing underwriter may limit the number of Seller Shares to be included in such registration statement only to the extent necessary to avoid such adverse effect; and provided, further, however, that in the event securities of the Buyer held by any person or entity other than the Buyer or the Seller ("Third Party Securities") are to be included in such underwritten offering, and the managing underwriter shall have determined to limit the number of Seller Shares or Third Party Securities to be so included, then such limitation shall be applied to the Seller Shares and the Third Party Securities, pro rata based on the number of Seller Shares and Third Party Securities requested to be included in such underwritten offering. Notwithstanding the provisions of this Section 1(a), the Buyer shall have the right at any time after it shall have given written notice pursuant to this Section 1(a) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file


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any such proposed registration statements or to withdraw the same after the filing but prior to the effective date thereof.

                  (b) In the event that Seller has not been afforded the opportunity under Section 1(a) hereof during the two year period commencing on the date hereof and ending two years thereafter to have all of the Sellers Shares included in one or more Registration Statements, Seller shall have the right upon written notice to Buyer to demand, one time only, the filing of a Registration Statement under the Act covering that number of Seller Shares specified in writing to the Buyer. Buyer agrees that it shall use its reasonable commercial efforts to have said Registration Statement declared effective and thereafter to be kept current for a minimum of 90 days thereafter. Buyer may defer the filing of the Registration Statement for up to 90 days to permit Buyer to use periodic reports otherwise prepared by Buyer in connection with such filing. Such demand right shall not apply if, notwithstanding the opportunity provided to Seller under Section 1(a), Seller has not elected to include the maximum number of Seller Shares in the Registration Statements provided for therein. Except as otherwise provided herein, the terms of this Agreement shall be equally applicable to Seller Shares registered under Section 1(a) and 1(b).

                  (c) Following the effective date of any registration statement including any Seller Shares, the Buyer shall, upon the request of the Seller, forthwith supply such reasonable number of copies of the registration statement, prospectus and other documents necessary or incidental to the registration as shall be reasonably requested by the Seller to permit the Seller to make a public distribution of the Seller Shares. The Buyer will use its best efforts to qualify the Seller Shares for sale in such states as the Seller shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Buyer would be subject to general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Buyer hereunder with respect to the Seller Shares are expressly conditioned on the Seller furnishing to the Buyer such appropriate information concerning the Seller and the Seller Shares as the Company may reasonably request.

                  (d) The relevant Buyer shall bear the entire cost and expense of the registration of the Seller Shares; provided, however, that the Seller shall be solely responsible for the fees of any counsel retained by the Seller in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Seller Shares sold by the Seller pursuant thereto.

                  (e) Neither the filing of such registration statement by the Buyer pursuant to this Agreement nor the making of any request for prospectuses by the Seller shall impose upon the Seller any obligation to sell the Seller Shares.

                  (f) The Seller, upon receipt of notice from the Buyer that an event has occurred which requires a post-effective amendment to any registration statement including any Seller Shares or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Seller Shares until the Seller receives a copy of a supplemented or amended


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prospectus from the Buyer, which the Buyer shall provide as soon as practicable after such notice.

         2.       Indemnification.

                  (a) The Buyer shall indemnify and hold harmless the Seller from and against any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses and reasonable costs of investigation (collectively "Damages") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement including the Seller Shares filed by the Buyer under the Act, any post-effective amendment to such registration statement, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except, insofar as such Damages are caused by any such untrue statement or omission based upon information furnished in writing to the Buyer by the Seller expressly for use therein; provided, however, that the indemnification in this paragraph 2(a) with respect to any prospectus shall not inure to the benefit of the Seller on account of any such Damage arising from the sale of the Shares by the Seller, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was delivered to the Seller by the Buyer prior to the subject sale and the subsequent prospectus was not delivered or sent by the Seller to the purchaser prior to such sale; and provided further, that the Buyer shall not be obligated to so indemnify the Seller unless the Seller shall at the same time indemnify the Buyer, its directors, each officer signing such registration statement and each person, if any, who controls the Buyer within the meaning of the Act, from and against any and all Damages caused by any untrue statement of a material fact contained in such registration statement, any post-effective amendment to such registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such Damages are caused by any untrue statement or omission based upon information furnished in writing to the Buyer by the Seller expressly for use therein.

                  (b) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.


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         3.       Rule 144 Requirements

                  The Buyer represents and warrants to the Seller that the Common Stock of the Buyer (including the Seller Shares) is registered under
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"). Accordingly the Buyer agrees to:

                  (a) comply with the requirements of Rule 144(c) under the Act with respect to current public information about the Buyer;

                  (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Buyer under the Act and the Exchange Act;

                  (c)      furnish to any holder of Seller Shares upon request
                           (i) a written statement by the Buyer as to its compliance with the requirements of the Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Buyer, and (iii) such other reports and documents of the Buyer as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration under the Act.


         4.       Mergers etc.

                  The Buyer shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Buyer shall not be the surviving corporation unless the proposed surviving corporation shall, prior to the merger, consolidation or reorganization, agree in writing to assume the obligations of the Buyer hereunder and for that purpose references hereunder to "Seller Shares" shall be deemed to be references to the securities that the Seller would be entitled to receive in exchange for the Seller Shares under any such merger, consolidation or reorganization; provided, however that the provision of this Section 4 shall not apply in the event of any merger, consolidation or reorganization in which the Buyer is not the surviving corporation if the Seller is entitled to receive in exchange for his Seller Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation that may be immediately sold to the public with registration under the Act, or (iii) securities of the acquiring corporation that the acquiring corporation has agreed to register for resale to the public under the Act within 90 days of completion of the transaction and thereafter such securities are so registered or (iv) any combination of (i) (ii) or (iii).

         5.       Transfers of Rights.

                  This Agreement, and the rights and obligations of the Seller hereunder, may be assigned by the Seller to (i) his spouse or lineal descendants or (ii) a trust, the beneficiaries of which are the Seller and/or the spouse or lineal descendants of the Seller, provided that the transferee provides written notice of such assignment to the Buyer. Except as provided in this


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Section 5, no party to this Agreement may transfer or assign any of its rights hereunder without the prior written consent of the other parties hereto.

         6.       Governing Law.

                  (a) This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

         7. Amendment. This Agreement may only be amended by a written instrument executed by the Buyer and the Seller.

         8. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand, facsimile or five days after such notice is mailed by registered or certified mail, postage prepaid, return receipt requested on one day after delivery to an overnight courier or express company to the address set forth on the first page of this Agreement.

         11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         12. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby.


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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                      TRANSMEDIA EUROPE, INC.


                                      By: /s/ Paul L. Harrison
                                          --------------------------------
                                          Name:  Paul L. Harrison
                                          Title:  Chief Financial Officer


                                      TRANSMEDIA ASIA PACIFIC, INC.


                                      By: /s/ Paul L. Harrison
                                          --------------------------------
                                          Name:  Paul L. Harrison
                                          Title:  Chief Financial Officer

                                      /s/ C. Radbone
                                      ------------------------------------
                                      Christopher E.C. Radbone


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